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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 16, 2001

                         CHASE CREDIT CARD MASTER TRUST
           (formerly known as "Chemical Master Credit Card Trust I")
  Series 1995-3, Series 1995-4, Series 1996-1, Series 1996-2 and Series 1996-3
  ----------------------------------------------------------------------------
                             (Issuer of Securities)

          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                      33-94190                  13-4994650
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


               270 Park Avenue, New York, New York              10017
             ----------------------------------------         ----------
             (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000


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Item 5.  Other Events:


         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of 20 outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank ("Chase"), as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association ("Chase USA"), as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On January 16, 2001, Chase USA, on behalf of Chase as servicer, distributed monthly interest to the holders of the Series 1995-3, Series 1995-4, 1996-1, 1996-2 and 1996-3 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

         On December 31, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation completed their merger, with the surviving corporation being named J.P. Morgan Chase & Co. ("J.P. Morgan Chase"). Chase, Chase USA and Morgan Guaranty Trust Company of New York are subsidiaries of J.P. Morgan Chase.

         During the fourth quarter of 2000, J.P. Morgan Chase implemented a revised policy for consumer loan charge-offs to conform with a policy statement adopted by the Federal Financial Institutions Examination Council ("FFIEC"). The FFIEC policy, originally issued in February 1999, established uniform guidelines for the charge-off of consumer loans to delinquent, bankrupt, deceased and fraudulent borrowers. In connection with the implementation of this policy, J.P. Morgan Chase took a $93 million charge-off for credit card, auto finance and mortgage loans on a managed basis (i.e., including securitizations) in the fourth quarter of 2000. Chase and Chase USA do not believe that the revised charge-off policy will materially affect the interests of holders of the certificates.

Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Reports with respect to the January 16, 2001 distribution


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 26, 2001

                                             The Chase Manhattan Bank,
                                             as Servicer


                                             By: /s/ Miriam K. Haimes
                                                --------------------------------
                                                Name:  Miriam K. Haimes
                                                Title: Financial Director


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                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.                    Description
-----------                    -----------
20.1                           Monthly Reports with respect to the January 16,
                               2001 distribution